Share Plans	12 Months Ended
Sep. 27, 2013
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Share Plans
Share Plans
Stock Compensation Plan—On March 20, 2013, shareholders approved the Company’s amended and restated Stock and Incentive Plan which provides a maximum of 97 million ordinary shares to be issued as stock options, stock appreciation rights, annual performance bonuses, long-term performance awards, restricted units, restricted stock, deferred stock units, promissory stock and other equity-based awards, including approximately 52 million ordinary shares that had previously been approved for issuance prior to this amendment.
Equity-Based Compensation—Compensation costs related to equity-based transactions are recognized in the consolidated financial statements based on fair value. The total amount of equity-based compensation expense, including the modification described below, was recorded as follows:

(Dollars in Millions)	2013	2012	2011
Selling, general and administrative expenses	$97	$79	$85
Restructuring charges	1	—	5
Discontinued operations	10	11	11
Total	$108	$90	$101

The Company recognized a related tax benefit associated with its equity-based compensation arrangements of $36 million, $29 million and $32 million in fiscal 2013, 2012 and 2011, respectively. The excess cash tax benefit classified as a financing cash inflow in fiscal 2013, 2012 and 2011 was $43 million, $12 million and $16 million, respectively.
In connection with the 2013 separation, Covidien’s restricted stock units (RSUs) issued to Mallinckrodt employees were converted into restricted stock units of Mallinckrodt in a manner that preserved the intrinsic value of the awards prior to the conversion. The number of Covidien RSUs outstanding post-separation was also adjusted to preserve the intrinsic value of the awards immediately prior to the 2013 separation. Accordingly, no incremental compensation cost was recognized. In addition, the Company modified its outstanding performance share units (PSUs) subject to the fiscal 2011 through fiscal 2013 performance cycle such that the performance cycle terminated on June 28, 2013 and modified its outstanding PSUs subject to the fiscal 2012 through fiscal 2014 performance cycle to remove the two pharmaceutical companies from the healthcare industry index utilized to determine total shareholder return. All other provisions associated with the RSU and PSU awards, including the respective vest dates, remained unchanged from the original grant. The modifications to the PSUs resulted in incremental compensation cost, the total amount of which was insignificant.
Also, in connection with the 2013 separation, Covidien’s outstanding share options issued to Mallinckrodt employees were converted into share option awards of Mallinckrodt. The exercise price on Covidien options outstanding post-separation was adjusted with the intention of preserving the intrinsic value of the awards immediately prior to the separation. This modification did not result in additional compensation expense since the fair value of Covidien share options immediately after the separation did not exceed the fair value of the awards immediately before the separation. All other provisions associated with these awards remained unchanged from the original grant.
Share Options—Options are granted to purchase ordinary shares at prices that are equal to the fair market value of the shares on the date the option is granted. Options generally vest in equal annual installments over a period of four years and expire 10 years after the date of grant. The grant-date fair value of options, adjusted for estimated forfeitures, is recognized as expense on a straight-line basis over the requisite service period, which is generally the vesting period. Forfeitures are estimated based on historical experience.
Option activity and information is as follows:

	Shares	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Term (in years)	Aggregate Intrinsic Value (Dollars in Millions)
Outstanding at September 28, 2012	16,848,662	$43.21
Granted	4,517,380	57.73
Exercised	(5,084,076)	40.40
Expired/Forfeited	(706,077)	47.81
Pre-separation outstanding at June 28, 2013	15,575,889	48.13
Post-separation outstanding at June 28, 2013	15,179,093	43.78
Granted	17,510	60.74
Exercised	(584,637)	38.69
Expired/Forfeited	(237,580)	45.62
Outstanding at September 27, 2013	14,374,386	43.98	7.21	$244
Vested and unvested expected to vest as of September 27, 2013	13,382,873	43.68	7.10	231
Exercisable at September 27, 2013	4,989,394	39.58	5.15	107

As of September 27, 2013, there was $55 million of total unrecognized compensation cost related to unvested options, which is expected to be recognized over a weighted-average period of 1.4 years.
The Company uses the Black-Scholes pricing model to estimate the fair value of options on the date of grant. Use of a valuation model requires management to make certain assumptions with respect to selected model inputs. For fiscal 2013, the expected volatility assumption was based on the Company’s historical and implied volatility. Prior to fiscal 2013, the volatility assumption was based on the historical and implied volatility of the Company’s peer group with similar business models. The expected life assumption was based on the contractual and vesting term of the option, employee exercise patterns and employee post-vesting termination behavior. The expected annual dividend per share was based on the Company’s dividend rate on the date of grant. The risk-free interest rate was based on U.S. Treasury zero-coupon issues with a remaining term equal to the expected life assumed at the date of grant. The weighted-average assumptions used in the Black-Scholes pricing model for options granted during each year, along with the weighted-average grant-date fair values, were as follows:

	2013	2012	2011
Expected stock price volatility	27.0%	28.0%	27.0%
Risk-free interest rate	0.8%	1.2%	1.9%
Expected annual dividend per share	$1.04	$0.90	$0.80
Expected life of options (years)	5.6	5.7	5.4
Fair value per option	$11.98	$10.28	$9.71

The total intrinsic value of options exercised was $119 million, $81 million and $86 million in fiscal 2013, 2012 and 2011, respectively. The related tax benefit was $40 million, $26 million and $25 million in fiscal 2013, 2012 and 2011, respectively.
Restricted Stock Units—Recipients of RSUs have no voting rights and receive dividend equivalent units. RSUs and related dividend equivalent units generally vest in equal annual installments over a four-year period. Restrictions on RSUs lapse upon normal retirement, death or disability of the employee. The grant-date fair value of RSUs, adjusted for estimated forfeitures, is recognized as expense on a straight-line basis over the service period. The fair market value of RSUs is determined based on the market value of the Company’s shares on the date of grant.
RSU activity is as follows:

	Shares	Weighted-Average Grant-Date Fair Value
Non-vested at September 28, 2012	1,774,769	$45.87
Granted	960,618	58.09
Vested	(613,022)	44.37
Forfeited	(134,097)	49.56
Pre-separation non-vested at June 28, 2013	1,988,268	51.98
Post-separation non-vested at June 28, 2013	1,854,826	47.35
Granted	19,374	61.75
Vested	(21,371)	45.10
Forfeited	(43,033)	47.04
Non-vested at September 27, 2013	1,809,796	47.53

The weighted-average grant-date fair value of RSUs granted was $58.16, $47.09 and $45.01 in fiscal 2013, 2012 and 2011, respectively. The total fair value of RSUs vested was $37 million, $34 million and $45 million in fiscal 2013, 2012 and 2011, respectively. The related tax benefit was $13 million, $12 million and $15 million in fiscal 2013, 2012 and 2011, respectively. As of September 27, 2013, there was $49 million of unrecognized compensation cost related to RSUs, which is expected to be recognized over a weighted-average period of 1.4 years.
Performance Share Units—Similar to recipients of RSUs, recipients of PSUs have no voting rights and receive dividend equivalent units. The grant-date fair value of PSUs, adjusted for estimated forfeitures, is generally recognized as expense on a straight-line basis from the grant date through the end of the performance period. The vesting of PSUs and related dividend equivalent units is generally based on relative total shareholder return (total shareholder return for the Company as compared to total shareholder return of the PSU peer group), measured over a three-year performance period. The PSU peer group is comprised of various healthcare companies which replicate the Company’s mix of businesses. Depending on Covidien’s relative performance during the performance period, a recipient of the award is entitled to receive a number of ordinary shares equal to a percentage, ranging from 0% to 200%, of the award granted.
PSU activity is as follows(1):

	Shares	Weighted-Average Grant-Date Fair Value
Non-vested at September 28, 2012	1,479,453	$60.06
Granted	348,665	71.95
Vested(2)	(415,779)	63.00
Forfeited	(58,109)	62.19
Pre-separation non-vested at June 28, 2013	1,354,230	62.13
Post-separation non-vested at June 28, 2013	1,420,801	59.62
Granted	5,131	77.38
Vested(3)	(480,784)	60.86
Forfeited	(17,970)	57.25
Non-vested at September 27, 2013	927,178	59.12

(1) The number of shares disclosed in this table are at the target number of 100%.
(2) Approximately 780,000 shares of Covidien were earned for awards that were granted in fiscal 2010 for the three-year performance cycle award period ended September 28, 2012, based on the actual total shareholder return achievement of 200%.
(3) Approximately 960,000 shares of Covidien were earned for awards that were granted in fiscal 2011 for the performance period ended June 28, 2013, based on the actual total shareholder return achievement of 200%.
The Company generally uses the Monte Carlo model to estimate the probability of satisfying the performance criteria and the resulting fair value of PSU awards. The assumptions used in the Monte Carlo model for PSUs granted during each year were as follows:

	2013	2012	2011
Expected stock price volatility	25.0%	28.7%	31.4%
Peer group stock price volatility	23.8%	29.1%	33.3%
Correlation of returns	53.1%	47.5%	49.7%

The weighted-average grant-date fair value per share of PSUs granted was $72.03, $61.09 and $57.89 in fiscal 2013, 2012 and 2011, respectively. The total fair value of PSUs vested was $107 million and $22 million in fiscal 2013 and 2012, respectively. The related tax benefit was $38 million and $8 million in fiscal 2013 and 2012, respectively. The total fair value of PSUs vested and recognized tax benefit during fiscal 2011 was insignificant. As of September 27, 2013, there was $19 million of unrecognized compensation cost related to PSUs, which is expected to be recognized over a weighted-average period of 0.9 years.
Employee Stock Purchase Plans—Substantially all full-time employees of the Company’s U.S. subsidiaries and employees of certain qualified non-U.S. subsidiaries are eligible to participate in an employee stock purchase plan. Eligible employees authorize payroll deductions to be made for the purchase of shares. The Company matches the first $25 thousand of an employee’s contribution by contributing an additional 15% of the employee’s payroll deduction. This plan provides for a maximum of five million ordinary shares to be issued. All shares purchased under the plan are purchased on the open market by a designated broker.
The Company also maintains a Savings Related Share Plan for the benefit of employees of certain qualified non-U.S. subsidiaries in the United Kingdom. The terms of this plan provide for the Company to grant to certain employees the right to purchase shares at a stated price and receive certain tax benefits. Under this plan, eligible employees in the United Kingdom are granted options to purchase shares at the end of a three-year period at 85% of the fair market value of a Company share on the day before the date such employees were invited to apply for the grant of options. Options under the plan are generally exercisable after a period of three years from the invitation date and expire six months after the date of vesting. This plan provides for a maximum of one million ordinary shares to be issued.